THIRD AMENDMENT TO AMENDED AND RESTATED
LOAN, SECURITY AND GUARANTY AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT (this “Third Amendment”) is dated as of April 3, 2019, among HYSTER-YALE MATERIALS HANDLING, INC., a Delaware corporation (“Parent”), HYSTER-YALE GROUP, INC., a Delaware corporation (“HYG”), BOLZONI AURAMO, INC, a South Carolina corporation (“Bolzoni Auramo”, and, after giving effect to this Third Amendment, together with Parent and HYG, the “U.S. Borrowers”), HYSTER-YALE NEDERLAND B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HYN BV”), HYSTER-YALE INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HY International”), HYSTER-YALE HOLDING B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HY Holding BV”), BOLZONI CAPITAL HOLDING B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (together with HYN BV and HY International and HY Holding BV, the “Dutch Borrowers”), HYSTER-YALE UK LIMITED, a company incorporated in England and Wales with company number 02636775 (“HY UK”), BOLZONI CAPITAL UK LIMITED, a company incorporated in England and Wales with company number 10090448 (together with HY UK, the “UK Borrowers” and, collectively with the Dutch Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the Guarantors party hereto, the Lenders party hereto, the Exiting Lender (as defined below), and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent and security trustee (the “Agent”).
RECITALS:
A.    The Borrowers, the Persons party thereto from time to time as guarantors (the “Guarantors”), the financial institutions party thereto from time to time as lenders (the “Lenders”) and the Agent entered into that certain Amended and Restated Loan, Security and Guaranty Agreement dated as of April 28, 2016 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Loan Agreement”; capitalized terms used but not defined in this Third Amendment shall have the meaning given to such terms in the Loan Agreement, as amended hereby), pursuant to which the Lenders have agreed to make Loans and provide certain other credit accommodations to the Borrowers.
B.    The Borrowers have requested that the Agent and the Lenders agree to amend the Loan Agreement to, among other things, (i) increase the aggregate Commitments of the Lenders from $200,000,000 to $240,000,000 and (ii) designate Bolzoni Auramo as a “U.S. Borrower” under the Loan Agreement, in each case, pursuant to the terms set forth herein and to be effective as of the Third Amendment Effective Date (as defined below).
C.    Subject to the conditions in Section 3, the Lenders have agreed to amend the Loan Agreement as set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Loan Agreement Amendments.    In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, the Loan Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 1.
1.1    Additional Definitions. Section 1.1 of the Loan Agreement shall be amended by adding the following new definitions to such Section in appropriate alphabetical order to read in full as follows:
Beneficial Ownership Certification:  a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
Beneficial Ownership Regulation: 31 C.F.R. § 1010.230.
LIBOR Screen Rate: as defined in Section 1.6(a).
LIBOR Successor Rate: as defined in Section 1.6.
LIBOR Successor Rate Conforming Changes: with respect to any proposed LIBOR Successor Rate, any conforming changes to this Agreement, including changes to U.S. Base Rate, Foreign Base Rate, Interest Period, timing and frequency of determining rates and payments of interest and other administrative matters as are necessary, in the Agent’s reasonable discretion, to reflect the adoption of such LIBOR Successor Rate and to permit its administration by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as Agent determines in consultation with the Borrower Agents). Such changes shall include adjustments to applicable margins and related amendments such that, to the extent practicable, the all-in interest rate based on the LIBOR Successor Rate will be substantially equivalent to the all-in LIBOR-based interest rate in effect prior to its replacement, and may also reflect adjustments to account for (a) the effects of the transition from LIBOR to the LIBOR Successor Rate and (b) yield- or risk-based differences between LIBOR and the LIBOR Successor Rate. Such changes shall provide that the LIBOR Successor Rate cannot be less than zero for purposes of this Agreement.
Scheduled Unavailability Date: as defined in Section 1.6(b).
Third Amendment Effective Date: April 3, 2019.

UK AR Deed of Release: the English law deed of release dated on or about the Third Amendment Effective Date executed by the European Security Trustee in favor of the UK Domiciled Obligors pursuant to which any accounts receivable sold in accordance with Section 10.2.5(l) are released from the scope of any fixed charge under the UK Security Agreements.
1.2    Restated Definitions. The following definitions contained in Section 1.1 of the Loan Agreement shall be amended and restated in their respective entireties to read in full as follows:
Commitment: for any Lender, the aggregate amount of such Lender’s Borrower Group Commitments. “Commitments” means the aggregate amount of all Borrower Group Commitments (not to exceed the Maximum Facility Amount), which amount shall as of the Third Amendment Effective Date be equal to $240,000,000 consisting of (a) $90,000,000 in respect of the Foreign Revolver Commitments and (b) $150,000,000 in respect of the U.S. Revolver Commitments.
Foreign Unused Line Fee Rate: at any time, a per annum rate equal to 0.250%.
U.S. Unused Line Fee Rate: at any time, a per annum rate equal to 0.250%.
1.3    New Sections 1.6 and 1.7. Section 1 of the Loan Agreement shall be amended by adding new Sections 1.6 and 1.7 immediately following Section 1.5 of the Loan Agreement, which new Sections 1.6 and 1.7 shall read in their respective entireties as follows:
1.6    LIBOR Amendment. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Agent reasonably determines after consultation with the Borrower Agents, or any Borrower Agent or the Required Lenders notify the Agent (with, in the case of the Required Lenders, a copy to the Borrower Agents) that Borrowers or Required Lenders (as applicable) have determined, that:
(a)    adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, because the LIBOR quote on the applicable screen page (or other source) used by the Agent to determine LIBOR (“LIBOR Screen Rate”) is not available or published on a current basis and such circumstances are unlikely to be temporary;
(b)    the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Agent has made a public statement identifying a specific date (“Scheduled Unavailability Date”) after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans; or
(c)    a rate other than LIBOR has become a widely recognized benchmark interest rate for syndicated loans denominated in Euros, Sterling or Dollar currencies currently being executed, or that include language similar to that contained in this Section 1.6 (as applicable);
then, reasonably promptly after such determination by the Agent or receipt by the Agent of such notice, as applicable, the Agent and the Borrower Agents may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) (“LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and the amendment shall be effective at 5:00 p.m. on the fifth Business Day after the Agent posts the amendment to all Lenders and the Borrower Agents unless, prior to such time, the Required Lenders notify the Agent in writing that they do not accept the amendment. Upon any such rejection, the Borrower Agents and the Agent agree to negotiate in good faith to arrive at an amendment to this Agreement to reflect a LIBOR Successor Rate (which, for the avoidance of doubt, such amendment shall be effective at 5:00 p.m. on the fifth Business Day after the Agent posts the amendment to all Lenders and the Borrower Agents unless, prior to such time, the Required Lenders notify the Agent in writing that they do not accept such amendment).
If no LIBOR Successor Rate has been determined using the above procedures and the Scheduled Unavailability Date has occurred, the Agent will promptly notify Borrower Agents and Lenders. Thereafter, (i) the obligation of Lenders to make or maintain LIBOR Loans shall be suspended (to the extent of the affected LIBOR Loans or Interest Periods), and (ii) the LIBOR component shall no longer be used in determining Base Rate until a LIBOR Successor Rate is determined in accordance with the above procedures. Upon receipt of such notice, the applicable Borrower Agent may revoke any pending request for funding, conversion or continuation of a LIBOR Loan (to the extent of the affected LIBOR Loans or Interest Periods) or, failing that, will be deemed to have requested a Base Rate Loan.
1.7    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
1.4    Amendment to Section 5.2. Section 5.2 of the Loan Agreement shall be amended by replacing the reference to “Section 10.2.5(a), (b), (c) or (k)” therein with “Section 10.2.5(a), (b), (c), (k) or (l)”.
1.5    Amendment to Section 8.1. Section 8.1 of the Loan Agreement shall be amended by replacing the reference to “Section 10.2.5(a), (b) or (c)” therein with “Section 10.2.5(a), (b), (c) or (l)”.

1.6    Amendment to Section 9.1.1. Section 9.1.1 of the Loan Agreement shall be amended by inserting the following sentence at the end of such Section to read in its entirety as follows:
The information included in the Beneficial Ownership Certification most recently provided to the Agent and the Lenders, if applicable, is true and correct in all respects as of the date of delivery thereof.
1.7    Amendments to Section 10.2.1. Section 10.2.1 of the Loan Agreement shall be amended by:
(a)    deleting the word “and” at the end of clause (r) therein;
(b)    relettering existing clause (s) therein as new clause (t);
(c)    inserting a new clause (s) immediately after clause (r) therein to read in its entirety as follows:
(s)    Debt of any Person existing at the time such Person becomes a Subsidiary, or assumed at the time any Property is acquired by Parent or any of its Subsidiaries, in each case, pursuant to a Permitted Acquisition; provided that (i) such Debt was not created or incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such Property, (ii) none of Parent nor its Subsidiaries (other than (x) any such Person that becomes a Subsidiary (or any other Person such Person merges with) and such Person’s Subsidiaries or (y) any such Person that acquires such Property) shall have any liability or other obligation with respect to such Debt except to the extent otherwise permitted hereunder and (iii) the aggregate principal amount of all such assumed Debt shall not exceed $10,000,000 at any time outstanding; and
(d)    amending clause (t) therein (formerly clause (s)) by (i) replacing the reference to “clauses (a) through (r)” therein with “clauses (a) through (s)”; and (ii) replacing the reference to “this clause (s)” therein with “this clause (t)”; and
(e)    replacing the reference to “clauses (d), (g), (m) or (s)” in the final proviso therein with “clauses (d), (g), (m), (s) or (t)”
1.8    Amendment to Section 10.2.2. Clause (i) of Section 10.2.2 of the Loan Agreement shall be amended and restated in its entirety to read in its entirety as follows:
(i)    any Lien in connection with a Permitted Acquisition on or affecting any Property acquired by Parent or any of its Subsidiaries or Property of any acquired Subsidiary or Person which becomes a Subsidiary after the Closing Date of this Agreement (or any other Person such Person merges with) or Property of such Person’s Subsidiaries; provided, that (i) such Lien is created prior to the date on which such Person becomes a Subsidiary or such Property was acquired, (ii) the

Lien was not created in contemplation of such Permitted Acquisition, and (iii) such Lien secures Debt permitted pursuant to Section 10.2.1(s);
1.9    Amendment to Section 10.2.3. Section 10.2.3 of the Loan Agreement shall be amended and restated in its entirety to read in its entirety as follows:
10.2.3    Distributions; Upstream Payments. (a) Declare or make any Distributions, except (i) Upstream Payments or (ii) any other Distributions if, after giving effect to such Distribution as if it occurred on the first day of the Pro Forma Period, either (A) each of the following is satisfied: (1) average pro forma Total Excess Availability is greater than 15% of the aggregate Commitments for the Pro Forma Period, (2) average pro forma U.S. Excess Availability is greater than 15% of the aggregate U.S. Revolver Commitments for the Pro Forma Period and (3) the Borrowers are in compliance with Section 10.3 (computed on a pro forma basis for the most recent four fiscal quarter period for which financials are required to be delivered), whether or not a Trigger Period is in effect, or (B) each of the following is satisfied: (1) average pro forma Total Excess Availability is greater than 20% of the aggregate Commitments for the Pro Forma Period and (2) average pro forma U.S. Excess Availability is greater than 20% of the aggregate U.S. Revolver Commitments for the Pro Forma Period; provided, that subsequent to the PP&E Component Implementation Date, the above-listed percentages in subclause (B) shall, in each case, instead be 25%; or (b) create or suffer to exist any encumbrance or restriction on the ability of a Subsidiary to make any Upstream Payment, except for restrictions under the Loan Documents, under Applicable Law or in effect on the Closing Date as shown on Schedule 9.1.14.
1.10    Amendments to Section 10.2.5. Section 10.2.5 of the Loan Agreement shall be amended by (a) deleting the word “and” at the end of clause (k) therein; (b) relettering existing clause (l) therein as a new clause (m); and (c) inserting a new clause (l) immediately after clause (k) therein to read in its entirety as follows:
(l)    (i) the sale of accounts receivable owing to a Foreign Subsidiary that is not an Obligor arising from sales of Inventory, which such sales of accounts receivable are on a non-recourse basis to one or more Persons financing the purchase of such Inventory by the customer, (ii) the sale of accounts receivable owing to a Foreign Domiciled Obligor (other than a UK Domiciled Obligor) arising from sales of Inventory, which such sales of accounts receivable are on a non-recourse basis to one or more Persons financing the purchase of such Inventory by the customer; provided that (A) the relevant Foreign Domiciled Obligor has notified the Agent of such Asset Disposition, (B) the Net Proceeds resulting from such Asset Disposition shall be paid directly to a Foreign Dominion Account in accordance with Section 8.2.5 and (C) thereafter, such accounts receivable are not included in the calculation of the Foreign Borrowing Base on any date of determination, and (iii) the sale of accounts receivable owing to a UK Domiciled Obligor arising from sales of Inventory, which such sales of accounts receivable are on a non-recourse basis to one or more Persons financing the purchase of such Inventory by the customer; provided that (A) the relevant UK Domiciled Obligor has notified the Agent of such Asset Disposition for the purposes of the UK AR Deed of Release, (B) the Net Proceeds resulting from such Asset Disposition shall be paid directly to a Foreign Dominion Account in accordance with Section 8.2.5 and (C) thereafter, such accounts receivable are not included in the calculation of the Foreign Borrowing Base on any date of determination; and
1.11    Amendment to Section 10.2.7. Section 10.2.7 of the Loan Agreement shall be amended by:
(a)    replacing the reference to “merge, combine or consolidate with any Person” in clause (2) therein with “divide with or into or merge, combine or consolidate with any Person”; and
(b)    amending and restating clause (b) therein to read in full as follows:
(b)    a merger, or division with or into, of (i) a U.S. Domiciled Obligor into a U.S. Borrower or a Foreign Domiciled Obligor into a Foreign Borrower, (ii) a Guarantor (that is not a Borrower) into another Guarantor (that is not a Borrower), or (iii) any other Subsidiary (that is not an Obligor) into another Subsidiary (that is not an Obligor), provided that, in each case, (A) if the non-surviving entity was a Pledged Entity, the Equity Interests of such surviving entity shall be pledged to Agent as if such surviving entity is a newly acquired entity; (B) if the non-surviving entity had pledged the Equity Interests of a Pledged Entity, the Person owning such Equity Interests of such Pledged Entity following such merger or division shall pledge such Equity Interests of the Pledged Entity to Agent; (C) the documents governing such merger or division are satisfactory to Agent; and (D) in the case of a division of a Person permitted in accordance with the foregoing clauses (i) and (ii) that results in any new Person coming into existence, such Person shall (x) be deemed to have been formed on the date of such division and (y) concurrently with giving effect to such division, comply with the requirements set forth in Section 10.1.9 without giving effect to the “30 day” time period set forth therein;
1.12    Amendment to Section 10.2.8. Section 10.2.8 of the Loan Agreement shall be amended by:
(a)    deleting the word “and” at the end of clause (f) therein;
(b)    reletting existing clause (g) therein as new clause (h);
(c)    inserting a new clause (g) immediately after clause (f) therein to read in its entirety as follows:

(g)    Accommodation Obligations constituting guarantees of trade payables of Parent and its Subsidiaries in the Ordinary Course of Business; and
(d)    replacing the reference to “clauses (a) through (f)” in clause (h) (formerly clause (g)) with “clauses (a) through (g)”.
1.13    Amendment to Section 14.17. Section 14.17 of the Loan Agreement shall be amended by replacing the period at the end of such Section with “, including the Patriot Act and Beneficial Ownership Regulation.”
1.14    Replacement of Schedules 1.1(a) and 1.1(b). Schedules 1.1(a) and 1.1(b) of the Loan Agreement shall each be replaced by Schedule 1.1(a) and Schedule 1.1(b), respectively, attached hereto. After giving effect to this Third Amendment, and any Borrowings made on the Third Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its applicable Pro Rata share of all Loans shall advance new Loans which shall be disbursed to the Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Pro Rate share of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Pro Rata share, (c) such other adjustments shall be made as the Agent shall specify so that the Total Revolver Usage applicable to each Lender equals its Pro Rata share of the Total Revolver Usage of all Lenders, and (d) upon request by each applicable Lender, each applicable Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 3.9 of the Loan Agreement as a result of the reallocation of Loans and adjustments described in this Section 1.14.
Section 2.    New U.S. Borrower. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, by its execution of this Third Amendment, Bolzoni Auramo, an existing U.S. Facility Guarantor, shall be deemed, in addition to its rights and obligations a U.S. Facility Guarantor, to have all of the rights and obligations of a “U.S. Borrower” under the Loan Agreement, as amended hereby, and agrees that it is a “U.S. Borrower” and bound as a “U.S. Borrower” under the terms of the Loan Agreement, as amended hereby, as if it had been an original signatory thereto. Bolzoni Auramo hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Agreement, as amended hereby, in its capacity as U.S. Borrower.
Section 3.    Conditions Precedent. The amendments to the Loan Agreement contained in Section 1 hereof and the designation of Bolzoni Auramo as a “U.S. Borrower” pursuant to Section 2 are each subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Third Amendment Effective Date”):
3.1    Third Amendment. The Agent shall have received counterparts of this Third Amendment executed on behalf of the Agent, each Obligor (other than HY Italy), each of the Lenders and the Exiting Lender.

3.2    Consent and Reaffirmation. The Agent shall have received a counterpart of the consent and reaffirmation attached hereto of the Guaranty provided by HY Italy executed by HY Italy.
3.3    Officer’s Certificates. The Agent shall have received a certificate of a duly authorized officer of each Obligor, certifying (a) that attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect without amendment except as attached thereto; (b) that an attached copy of resolutions authorizing execution and delivery of the Third Amendment and the performance under the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Third Amendment; (c) to the title, name and signature of each Person authorized to sign this Third Amendment and the other Loan Documents; and (d) that attached thereto are all governmental and third party consents and approvals as may be necessary, if any, for such Obligor to obtain in connection with this Third Amendment (or a statement that no such consents or approvals are required). The Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Obligor in writing.
3.4    Closing Certificate. The Agent shall have received a certificate of a Senior Officer of each Borrower certifying that, after giving effect to the Third Amendment, (a) such Borrower is Solvent, (b) no Default or Event of Default exists, (c) the representations and warranties of each Obligor in Section 9 of the Loan Agreement (as amended hereby) and the other Loan Documents shall be true and correct in all material respects (or, with respect to (i) the representations and warranties qualified by materiality and (ii) the representation and warranty set forth in the last sentence of Section 9.1.1 of the Loan Agreement, as amended hereby, in all respects) on and as of the Third Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date which shall be true and correct in all material respects or all respects, as applicable, on such date) and (d) the increase to the Commitments contemplated in this Third Amendment will not result in a default or event of default under any documentation evidencing any Permitted Term Debt.
3.5    Notes. The Agent shall have received duly executed promissory notes (or any amendment and restatement thereof, as the case may be) payable to each Lender requesting a promissory note (or amendment and restatement thereof, as the case may be) prior to the Third Amendment Effective Date in a principal amount equal its respective Borrower Group Commitment (as amended hereby) dated as of the Third Amendment Effective Date.
3.6    Confirmation Agreements. The Agent shall have received duly executed counterparts from the relevant Obligors to “confirmation agreements” in form and substance reasonably acceptable to the Agent with respect to the European Security Agreements.
3.7    Good Standing Certificates. The Agent shall have received good standing certificates for each Obligor (to the extent applicable in an Obligor’s jurisdiction of organization), issued by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization.
3.8    Borrowing Base Certificate. The Agent shall have received a Borrowing Base Certificate in form and substance reasonably satisfactory to the Agent reflecting the Total Excess

Availability and any Foreign Allocated U.S. Availability, in each case, after giving effect to the increase in the aggregate Commitments as set forth in this Third Amendment.
3.9    Legal Opinions. Agent shall have received a written opinion of (a) Jones Day, as UK counsel to the UK Domiciled Obligors and U.S. counsel to the Obligors, (b) Norton Rose Fulbright, as Dutch and UK counsel to the Agent and (c) South Carolina counsel to Bolzoni Auramo, in each case, in form and substance reasonably satisfactory to the Agent.
3.10    Beneficial Ownership Certification. To the extent requested by any Lender or the Agent from any Borrower, each Borrower, to the extent qualifying as a “legal entity customer” under the Beneficial Ownership Regulation, shall deliver to each such Lender or the Agent a Beneficial Ownership Certification.
3.11    No Material Adverse Effect. No event or circumstance shall have occurred or be continuing since December 31, 2018 that has caused, or could be reasonably expected to cause, either individually or in the aggregate, a Material Adverse Effect.
3.12    Fees and Expenses. Borrowers shall have paid all fees and expenses to be paid to the Agent and Lenders on the Third Amendment Effective Date (including fees and disbursements of counsel to the Agent).
3.13    Other Documents and Actions. The Obligors shall have provided to the Agent such other documents and taken such other actions as reasonably requested by the Agent.
Section 4.    Representations and Warranties. To induce the Lenders and the Agent to enter into this Third Amendment, each Obligor hereby represents and warrants to the Lenders and the Agent as follows:
4.1    Loan Document Representations and Warranties. Prior to and after giving effect to this Third Amendment, the representations and warranties of such Obligor contained in Section 9 of the Loan Agreement, or which are contained in any other Loan Documents, are true and correct in all material respects (or, with respect to (a) the representations and warranties qualified by materiality and (b) the representation and warranty set forth in the last sentence of Section 9.1.1 of the Loan Agreement, as amended hereby, in all respects) on and as of the Third Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date which shall be true and correct in all material respects or all respects, as applicable, on such date).
4.2    Power and Authority. Each Obligor party hereto is duly authorized to execute, deliver and perform the Third Amendment. The execution, delivery and performance of the Third Amendment has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of any Obligor, except those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require imposition of a Lien (other than Permitted Liens) on any Obligor’s Property.

4.3    Enforceability. The Third Amendment is a legal, valid and binding obligation of each Obligor party hereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
4.4    No Defaults. No event or circumstance exists that constitutes a Default or Event of Default.
4.5    Solvency. Each Obligor is Solvent.
Section 5.    Miscellaneous.
5.1    Reaffirmation of Loan Documents. All of the terms and provisions of the Loan Agreement (as amended by this Third Amendment) and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Obligors. This Third Amendment shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Obligors and shall continue to secure the Obligations as increased by this Third Amendment. This Third Amendment is a Loan Document.
5.2    Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under Section 5.10 of the Loan Agreement (as amended by this Third Amendment) and any other Guaranty executed by such Guarantor in favor of the Agent and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Obligations thereunder (as such Obligations shall be increased by this Third Amendment).
5.3    Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.4    Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.
5.5    Counterparts; Execution. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart. The amendments to the Loan Agreement set forth in Section 1 of this Third Amendment and the designation of Bolzoni Auramo as a “U.S. Borrower” set forth in Section 2 shall each become effective when the Agent has received counterparts bearing the signatures of all required parties hereto and Section 3 is satisfied. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.
5.6    Entire Agreement. THIS THIRD AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

5.7    Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.
5.8    Governing Law. This Third Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law provisions (but giving effect to section 5-1401 of the New York general obligation law and federal laws relating to national banks).
5.9    Exiting Lender Consents. By its execution of this Third Amendment, Citizens Business Capital (the “Exiting Lender”) hereby (a) consents to this Third Amendment in its capacity as a Foreign Lender and U.S. Lender under the Loan Agreement solely for purposes of Section 14.1.1 of the Loan Agreement, and (b) acknowledges and agrees to Section 1.14 of this Third Amendment. Each of the parties hereto hereby agrees and confirms that after giving effect to Section 1.14 of this Third Amendment, the Exiting Lender’s Commitment shall be $0.00, the Exiting Lender’s Commitments to lend, all other obligations of the Exiting Lender under the Loan Agreement shall be terminated (other than any obligations that expressly survive the termination or departure of a Lender under the Loan Documents in accordance with their terms), and the Exiting Lender shall cease to be a Foreign Lender and U.S. Lender for all purposes under the Loan Documents.
[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HYSTER-YALE MATERIALS HANDLING, INC.,
as a U.S. Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel
and Secretary

HYSTER-YALE GROUP, INC.,
as a U.S. Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel
and Secretary

BOLZONI AURAMO, INC,
as a U.S. Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

HYSTER OVERSEAS CAPITAL CORPORATION, LLC, as a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

BOLZONI CAPITAL HOLDING B.V.,
as a Dutch Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorised Signatory

HYSTER-YALE NEDERLAND B.V.,
as a Dutch Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorised Signatory

HYSTER-YALE INTERNATIONAL B.V.,
as a Dutch Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorised Signatory

HYSTER-YALE HOLDING B.V.,
as a Dutch Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorised Signatory

HYSTER-YALE UK LIMITED,
as a UK Borrower and a Guarantor

By:	/s/ R.T.S. Tyler
Name: R.T.S. Tyler
Title: Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

HYSTER-YALE GROUP LIMITED,
as a Guarantor

By:	/s/ R.T.S. Tyler
Name: R.T.S. Tyler
Title: Director

NUVERA FUEL CELLS, LLC,
as a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Vice President and Secretary

BOLZONI HOLDINGS LLC,
as a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

BOLZONI CAPITAL UK LIMITED,
as a UK Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

BANK OF AMERICA, N.A.,
as Agent and a U.S. Lender

By:	/s/ Thomas Herron
Name: Thomas Herron
Title: Senior Vice President

BANK OF AMERICA, N.A.,
(acting through its London Branch), as European Security Trustee and a Foreign Lender

By:	/s/ Thomas Herron
Name: Thomas Herron
Title: Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

CITIBANK, N.A.,
as a U.S. Lender and a Foreign Lender

By:	/s/ Allister Chan
Name: Allister Chan
Title: Director & Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:	/s/ Jacob Streit
Name: Jacob Streit
Title: Directo

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

WELLS FARGO BANK, N.A.,
as a U.S. Lender

By:	/s/ Moses Harris
Name: Moses Harris
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH,
as a Foreign Lender

By:	/s/ Patricia Del Busto
Name: Patricia Del Busto
Title: Authorized Signatory

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:	/s/ Nadine M. Eames
Name: Nadine M. Eames
Title: Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

FIFTH THIRD BANK,
as a U.S. Lender and a Foreign Lender

By:	/s/ Jeffrey S. Cox
Name: Jeffrey S. Cox
Title: Vice President, Asset Based Lending

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

INTESA SANPAOLO S.P.A. – NEW YORK BRANCH,
as a U.S. Lender and a Foreign Lender

By:	/s/ Francesco Calcara
Name: Francesco Calcara
Title: VP – Senior Relationship Manager

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:	/s/ John R. LePage
Name: John R. LePage
Title: Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

CITIZENS BUSINESS CAPITAL,
a division of CITIZENS ASSET FINANCE,
as the Exiting Lender

By:	/s/ James Horn
Name: James Horn
Title: Vice President

CONSENT AND REAFFIRMATION
April 3, 2019

The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Third Amendment to Amended and Restated Loan, Security and Guaranty Agreement (the “Third Amendment”); (ii) consents to the Borrowers’ and Guarantors’ execution and delivery thereof; (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Foreign Facility Obligations pursuant to the terms of the Guaranty dated as of December 18, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “HY Italy Guaranty”), by the undersigned in favor of the Agent for the benefit of the Foreign Facility Secured Parties and (iv) reaffirms that the HY Italy Guaranty is and shall continue to remain in full force and effect subject to the limitations under Section 6 of the HY Italy Guaranty.

[Remainder of page intentionally left blank. Signature page follows.]

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the effective date of the Third Amendment.

GUARANTOR:
HYSTER-YALE ITALIA S.P.A.,

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorised Signatory (Director)

SIGNATURE PAGE TO CONSENT AND REAFFIRMATION OF GUARANTY

Schedule 1.1(a)
Foreign Revolver Commitments

Foreign Lender	Foreign Revolver Commitment
Bank of America, N.A. (acting through its London Branch)	$21,187,500.00
Citibank, N.A.	$17,906,250.00
HSBC Bank USA, National Association	$14,062,500.00
Wells Fargo Bank, National Association, London Branch	$12,187,500.00
KeyBank National Association	$8,437,500.00
Fifth Third Bank	$7,500,000.00
U.S. Bank National Association	$5,625,000.00
Intesa SanPaolo S.P.A. – New York Branch	$3,093,750.00
Total:	$90,000,000.00

Schedule 1.1(b)
U.S. Revolver Commitments

U.S. Lender	U.S. Revolver Commitment
Bank of America, N.A.	$35,312,500.00
Citibank, N.A.	$29,843,750.00
HSBC Bank USA, National Association	$23,437,500.00
Wells Fargo Bank, N.A.	$20,312,500.00
KeyBank National Association	$14,062,500.00
Fifth Third Bank	$12,500,000.00
U.S. Bank National Association	$9,375,000.00
Intesa SanPaolo S.P.A.—New York Branch	$5,156,250.00
Total:	$150,000,000.00